Note 28 - Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

14.           SUBSEQUENT EVENT

On May 1, 2014, the Company filed a registration statement on Form S-1 with the SEC to register 15,000,000 shares of common stock of the Company.  There can be no assurance that we will complete this offering.

On April 14, 2014, the Company entered into a purchase agreement for the purchase of 100% of the membership interests of limited liabilities companies comprising 3.2 MW of wind energy facilities. The purchase price is approximately $2,000,000 subject to working capital adjustments. The closing date is expected to be in June 2014. The closing is subject to consent by the existing lenders or the Company obtaining an alternative debt financing arrangement.

28.          SUBSEQUENT EVENTS

Preferred stock transaction

Effective February 18, 2014, the Company entered into a Securities Purchase Agreement with the primary Series A Preferred stockholder whereby the Company agreed to purchase 10,398,750 shares of Preferred Stock of the Company held by such stockholder (consisting of 4,560,000 shares of Series A Preferred Stock and 5,838,750 shares of Series B Preferred Stock) for a total purchase price of approximately $2,184,000. The Company agreed to pay the purchase price in the following manner: (i) pay a non-refundable $40,000 deposit on date of execution of the Purchase Agreement; (ii) pay a non-refundable payment of $40,000 on or before March 15, 2014; and (iii) issue Seller an amortizing promissory note on April 1, 2014, with a principal sum of $2,104,000 for the remaining balance of the Purchase Price, with an interest rate of 8% and a maturity date of May 1, 2015. The Purchase Price was satisfied and the conditions were met, and the transaction closed on April 1, 2014. The note will be repaid via 50% of common stock proceeds raised, along with minimum cash payments of $40,000 per month, with the remaining principal due in May 2015.

As part of the Securities Purchase Agreement, the stockholder agreed to the following: (i) waiver of dividends due on its Series A Preferred due on April 1, 2014 on the closing date of the Purchase Agreement, (ii) issuance of a proxy to Company to vote on matters submitted to holders of the Company’s Series A Preferred and Series B Preferred Stock until April 1, 2014, and (iii) entry into a lock up agreement to restrict the sale of its holdings of common stock of the Company during the periods provided therein. In addition, the Company agrees to commence the process to conduct a rights offering to sell shares of its common stock to existing shareholders, and a portion of the proceeds from such offering will be used for payment on the note as is set forth therein.

In a separate agreement, the parties agreed to a 50% reduction in the dividend payable on January 1, 2014 and this reduced dividend was accounted for in the accrual of Series A dividends at December 31, 2013.

Refinancing of nonrecourse debt

In March 2014, the nonrecourse debt of the Valley View wind farm was refinanced through a new bank in order to improve cash flow through interest and cost savings over the term of the loan. The new facility is an $11 million credit facility, including the takeout loan as well as letter of credit instruments to meet credit obligations under the power purchase contract. The debt matures in October 2026. The interest rate incudes a combination of fixed and variable rates. Specifically, 75% of the debt is fixed at a rate of 5.39% which increases by 0.25% every three years until maturity; 25% of the debt is variable at a rate of 1 month LIBOR plus 3.00% which increases by 0.25% every three years until maturity. The cumulative weighted average rate of the loan is expected to be approximately 5.8%. The interest rate swap arrangement described in note 13 was terminated as a part of the refinancing and settled for $632,000 in March 2014.

Issuance of restricted stock and warrants

In February 2014, we issued an aggregate of 250,000 restricted shares of common stock to a consultant which vest over a 15-month period and are subject to lock-up restrictions. The stock was awarded pursuant to a Restricted Stock Award Agreement.

In January 2014, we issued warrants to purchase an aggregate of 5,520,000 shares of common stock to directors, officers and service providers at an exercise price of $0.15 per share (the closing price of the stock as of the date of issuance). The warrants were issued pursuant to Warrant Agreements.

Subsidiary preferred stock offering

During the first quarter of 2014, our subsidiary, Juhl Renewable Assets, commenced a new private sale of its preferred securities with the intention of raising up to $3,000,000 for the acquisition of specific assets of comparable value, and for other purposes.